Exhibit 16

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald C. Cacciapaglia, Nikolaos Bonos and Amy Lee, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of the Flexible Strategies Fund with and into the Macro Opportunities Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2012.

/s/ Donald A. Chubb, Jr.
Donald A. Chubb, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald C. Cacciapaglia, Nikolaos Bonos and Amy Lee, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of the Flexible Strategies Fund with and into the Macro Opportunities Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2012.

/s/ Harry W. Craig, Jr.
Harry W. Craig, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald C. Cacciapaglia, Nikolaos Bonos and Amy Lee, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of the Flexible Strategies Fund with and into the Macro Opportunities Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2012.

/s/ Jerry B. Farley
Jerry B. Farley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald C. Cacciapaglia, Nikolaos Bonos and Amy Lee, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of the Flexible Strategies Fund with and into the Macro Opportunities Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2012.

/s/ Penny A. Lumpkin
Penny A. Lumpkin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald C. Cacciapaglia, Nikolaos Bonos and Amy Lee, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of the Flexible Strategies Fund with and into the Macro Opportunities Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2012.

/s/ Maynard F. Oliverius
Maynard F. Oliverius

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Nikolaos Bonos and Amy Lee, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-14 relating to the reorganization of the Flexible Strategies Fund with and into the Macro Opportunities Fund and other regulatory filings made applicable to Security Income Fund and its series (the “Fund”), and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person as a Director of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2012.

/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia